UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	11/30/2010

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Emerging Markets Fund

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

Dreyfus
Emerging Markets Fund

SEMIANNUAL REPORT November 30, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Emerging Markets Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Markets Fund, covering the six-month period from June 1, 2010, through November 30, 2010.

Stocks throughout the global markets delivered respectable returns during the reporting period, despite periodic bouts of market volatility stemming from economic uncertainty and events. Although GDP growth in most countries was positive throughout the reporting period, the global economic recovery has been milder than historical averages, in particular in the U.S. Most notably, heavy sovereign debt burdens recently renewed credit concerns in Europe, effectively barring some governments from adopting more stimulative fiscal policies. However, robust demand from the world’s emerging markets has taken up some of the slack, supporting corporate earnings and stock prices.

We are cautiously optimistic regarding global economic and market prospects in 2011. Global expansion should gain a degree of momentum, led by financially strong emerging markets countries, while “debt hangover” countries in the developed world may face continued economic challenges. Monetary policy remains stimulative in most markets, and inflation-adjusted interest rates and inflation remain low. So is your portfolio positioned accordingly given these recent global economic events? Talk with your financial advisor, who can help you evaluate your portfolio investments within the new global economic framework to help meet your individual investment needs and future capital goals.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2010, through November 30, 2010, as provided by D. Kirk Henry, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended November 30, 2010, Dreyfus Emerging Markets Fund’s Class A shares produced a total return of 14.97%, Class B shares returned 14.38%, Class C shares returned 14.58% and Class I shares returned 15.13%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), achieved an 18.78% total return for the same period.2

Emerging markets equities continued to advance strongly over the reporting period, as global investors increasingly allocated capital away from sluggish developed-market economies and into the faster-growing economies of Asia and Latin America.The fund produced lower returns than its benchmark, primarily due to shortfalls in Korea, Taiwan and Brazil and the impact of frictional cash.

The Fund’s Investment Approach

The fund seeks long-term capital growth. In seeking to do so, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries generally represented in the MSCI EM Index. Normally, the fund will not invest more than 25% of its total assets in any single emerging market country. We identify potential investments through quantitative and fundamental research, using a value-oriented, research-driven approach that emphasizes individual stock selection over economic and industry trends.We assess how a stock is valued relative to its intrinsic worth, the company’s efficiency and profitability, and the presence of a catalyst that could trigger an increase in the stock’s price in the near- or mid-term.

Emerging Markets Fueled the Global Economic Recovery

Robust demand for goods and services from the emerging markets continued to support global manufacturing activity during the reporting period, helping the worldwide economy to stage a choppy and sluggish recovery from recession. Business fundamentals and corporate earnings

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

growth in the emerging markets proved to be sustainably strong, regional financial institutions have not been hampered by non-performing mortgages or other troubled loans, governments have become more fiscally sound and a growing middle class has demonstrated an ample appetite for consumption. In response, global investors increasingly deployed investment capital to companies in Asia, Latin America,Africa and the Pacific Rim, driving stock prices broadly higher.

In contrast, most developed markets remained mired in economic weakness. Europe has been roiled by a sovereign debt crisis, an appreciating currency has dampened exports in Japan, and high unemployment levels and weak housing markets have constrained economic activity in the United States.

Stock Selections Dampened Fund’s Results

Although the fund participated in the emerging markets’ gains to a substantial degree, its performance relative to its benchmark was hindered by its holdings in South Korea, where the market reacted negatively to heightened tensions with North Korea. In addition, our focus on domestically oriented stocks hurt the fund’s relative performance when exporters fared better despite our concerns regarding potentially adverse currency movements. Underperforming holdings in South Korea included Tong Yang Life Insurance, and consumer goods conglomerate Nong Shim. In Taiwan, the fund did not hold semiconductor manufacturer HTC Corp., which advanced along with the popularity of Android smartphones.A relatively new position in Brazil, meat processor JBS, lagged other Brazilian consumer staples stocks.As noted, the fund’s cash holdings also weighed on its relative performance.

Our stock selection strategy produced better results in China, where the fund’s industrial and consumer discretionary holdings fared particularly well. For example, Guangzhou Automobile Group rose amid robust consumer demand, and Harbin Power Equipment benefited from increased domestic energy consumption. In other parts of Emerging Asia,Thai financial institution Kasikornbank and casino operator Genting Malaysia produced above-average gains. Other top performers during the reporting period included India’s Bharti Airtel, Bank of India and State Bank of India, as well as Banco Santander and petrochemicals maker Braskem in Brazil.

Finding Opportunities Throughout the World

We remain optimistic regarding the future prospects of the emerging markets, which we expect to continue to exhibit superior fundamentals compared to more developed markets. However, we believe emerging-markets economies may have entered a period of transition from industrial development to consumer-oriented growth as disposable incomes rise among a growing middle class. In addition, potential inflationary pressures could put pressure on corporate earnings in some markets.

We believe that selectivity is likely to be a key to success in 2011 and beyond. Indeed, such a market may be particularly well suited to our research-intensive investment approach. As they became more richly valued, we recently trimmed the fund’s holdings in Thailand and Malaysia, and we have maintained underweighted exposure to Latin America.We have increased the fund’s exposure to Korea and Taiwan, due to a more favorable outlook. From a market sector perspective, we have found attractively valued opportunities in the energy, telecommunications and technology sectors.

December 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets (MSCI
EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin.
Investors cannot invest directly in any index.

TheFund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Fund from June 1, 2010 to November 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 9.81	$ 15.10	$ 13.99	$ 8.74
Ending value (after expenses)	$1,149.70	$1,143.80	$1,145.80	$1,151.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 9.20	$ 14.17	$ 13.11	$ 8.19
Ending value (after expenses)	$1,015.94	$1,010.98	$1,012.03	$1,016.95

† Expenses are equal to the fund’s annualized expense ratio of 1.82% for Class A, 2.81% for Class B, 2.60% for
Class C and 1.62% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2010 (Unaudited)

Common Stocks—97.2%	Shares		Value ($)
Brazil—14.0%
Banco Santander Brasil, ADS	1,096,940		14,315,067
Brasil Telecom, ADR	66,080	[a]	1,357,283
Centrais Eletricas Brasileiras	349,462		4,583,810
Cia de Saneamento de Minas Gerais—Copasa	633,200		10,118,792
Cielo	994,200		8,639,671
Embraer, ADR	113,090		3,293,181
Gerdau, ADR	740,290		8,602,170
Grendene	895,705		4,910,549
Itau Unibanco Holding, ADR	523,326		12,209,196
JBS	2,779,900		10,619,588
Light	594,300		7,618,520
Petroleo Brasileiro, ADR	1,530,390		47,455,751
Porto Seguro	427,110		6,426,827
Redecard	973,500		12,689,680
Tele Norte Leste Participacoes, ADR	529,950		7,466,995
Vale, ADR	556,500		17,629,920
			177,937,000
China—13.0%
Asia Cement China Holdings	11,075,500		4,920,796
Beijing Capital International Airport, Cl. H	20,714,000		11,337,201
China Communications Services, Cl. H	8,776,000		5,334,473
China Construction Bank, Cl. H	10,481,130		9,461,916
China Dongxiang Group	9,704,000		4,336,439
China Petroleum & Chemical, ADR	55,800		5,180,472
China Petroleum & Chemical, Cl. H	4,690,000		4,366,808
China Railway Construction, Cl. H	3,850,500		4,571,945
China Railway Group, Cl. H	13,044,000		9,138,242
China Shenhua Energy, Cl. H	1,489,500		6,262,917
Guangzhou Automobile Group, Cl. H	2,786,603		3,775,233
Harbin Power Equipment, Cl. H	180,000		270,750
Huaneng Power International, ADR	179,380		3,860,258
Huaneng Power International, Cl. H	10,513,600		5,632,455
Industrial & Commercial Bank of China, Cl. H	29,502,000		22,947,815
Lumena Resources	8,570,000		3,410,297
Maanshan Iron and Steel, Cl. H	6,620,000		3,486,858
PetroChina, ADR	41,720		5,124,885

TheFund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
China (continued)
PetroChina, Cl. H	16,684,000		20,733,873
Renhe Commercial Holdings	70,718,000		12,841,094
Sinotrans, Cl. H	24,556,500		7,400,061
TPV Technology	3,287,630		2,112,693
Weiqiao Textile, Cl. H	9,482,100		7,754,097
			164,261,578
Hong Kong—5.2%
BYD Electronic International	15,047,500		7,421,917
China Mobile	2,015,500		20,102,829
China Mobile, ADR	148,690		7,412,197
China Power International Development	30,299,872		6,360,355
Cosco Pacific	4,932,062		7,812,438
Global Bio-Chem Technology Group	47,676,980	[a]	7,613,483
Ju Teng International Holdings	182,000		72,893
NWS Holdings	5,533,251		8,878,740
			65,674,852
Hungary—.3%
MOL Hungarian Oil and Gas	36,960	[a]	3,174,494
India—8.5%
Bank of India	730,533		7,174,621
Bharti Airtel	2,472,956		19,079,241
Glenmark Pharmaceuticals	946,650		7,230,481
India Cements	5,498,033		12,680,651
Jubilant Industries	18,242	[a,b]	63,150
Jubilant Life Sciences	467,660		2,731,456
Mahanagar Telephone Nigam	3,550,200	[a]	4,092,962
NMDC	1,092,250		5,780,820
Patni Computer Systems	492,040		4,992,431
Reliance Industries	1,034,740		22,211,680
Rolta India	2,490,350		8,724,502
State Bank of India	120,860		7,737,441
State Bank of India, GDR	40,600	[c]	5,257,700
			107,757,136
Indonesia—1.2%
Astra Agro Lestari	46,500		124,305
Indosat	8,511,000		5,087,381

Common Stocks (continued)	Shares		Value ($)
Indonesia (continued)
International Nickel Indonesia	3,681,000		1,823,387
Medco Energi Internasional	8,794,500		3,261,188
Telekomunikasi Indonesia	5,407,500		4,758,648
			15,054,909
Israel—.2%
Teva Pharmaceutical Industries, ADR	54,850		2,744,694
Malaysia—2.6%
Genting Malaysia	11,752,580		12,058,685
Malayan Banking	4,074,130		10,945,808
Petronas Chemicals Group	2,289,200		3,866,526
Sime Darby	1,098,700		3,010,802
Tenaga Nasional	1,231,150		3,303,796
			33,185,617
Mexico—2.1%
America Movil, ADR, Ser. L	67,300		3,799,758
Consorcio ARA	5,105,200		3,148,708
Desarrolladora Homex, ADR	218,710	[a]	7,359,592
Embotelladoras Arca	155,430		666,066
Grupo Continental	2,042,150		5,718,576
Grupo Simec, Ser. B	350,700 [a]		851,152
Industrias CH, Ser. B	659,600	[a]	2,360,073
Urbi Desarrollos Urbanos	1,080,700 [a]		2,476,577
			26,380,502
Philippines—.5%
Bank of the Philippine Islands	4,656,980		5,729,958
Poland—1.6%
Asseco Poland	565,734		8,982,569
Bank Pekao	66,360		3,894,467
Telekomunikacja Polska	1,325,830		6,913,024
			19,790,060
Russia—4.9%
Gazprom, ADR	1,797,785		39,982,738
LUKOIL, ADR	198,465		10,975,114
MMC Norilsk Nickel, ADR	182,061		3,600,620
VimpelCom, ADR	506,940		7,943,750
			62,502,222

TheFund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
South Africa—8.9%
Anglo Platinum	83,820 [a]	7,817,409
AngloGold Ashanti, ADR	38,946	1,823,841
ArcelorMittal South Africa	474,375	5,019,470
Barloworld	493,720	4,176,546
JD Group	1,111,404	8,539,920
MTN Group	539,650	9,213,861
Murray & Roberts Holdings	2,205,464	11,968,321
Nampak	1,532,773	4,771,581
Nedbank Group	563,870	9,897,686
Sappi	972,873 [a]	4,740,403
Sasol	280,920	12,487,974
Sasol, ADR	25,770	1,151,146
Standard Bank Group	1,779,165	25,593,487
Telkom	1,029,507	5,096,188
		112,297,833
South Korea—18.1%
CJ Cheiljedang	23,139	4,270,956
Grand Korea Leisure	293,720	5,117,426
Hite Brewery	52,947	5,343,108
Hyundai Development	341,790	9,978,947
Jinro	81,640	2,556,091
KB Financial Group	399,280	18,631,230
KB Financial Group, ADR	51,408	2,366,824
Korea Electric Power	243,015 [a]	5,806,034
Korea Electric Power, ADR	54,510 [a]	649,214
Korea Exchange Bank	521,620	5,038,937
Korean Reinsurance	569,198	5,768,567
KT&G	157,787	8,533,073
KT, ADR	238,730	4,855,768
LG Electronics	177,823	15,797,627
Lotte Chilsung Beverage	4,655	3,320,411
Nong Shim	63,783	11,250,322
POSCO	33,102	12,976,418

Common Stocks (continued)	Shares	Value ($)
South Korea (continued)
POSCO, ADR	17,380	1,710,887
Samsung Electronics	53,539	38,143,190
Samsung Fire & Marine Insurance	75,735	12,476,613
Shinhan Financial Group	398,808	15,375,813
Shinsegae	12,060	5,897,895
SK Telecom	53,654	7,913,433
SK Telecom, ADR	354,120	6,367,078
Tong Yang Life Insurance	958,760	9,633,909
Yuhan	66,812	9,249,031
		229,028,802
Taiwan—11.4%
Asia Cement	5,817,350	5,763,437
Asustek Computer	831,817	7,190,479
AU Optronics	2,224,000 [a]	2,225,277
AU Optronics, ADR	758,430 [a]	7,538,794
Catcher Technology	2,416,000	7,410,678
Chinatrust Financial Holding	14,024,807	8,442,720
First Financial Holding	17,510,775	11,718,849
HON HAI Precision Industry	1,384,016	4,926,293
KGI Securities	8,787,000	4,050,106
Nan Ya Printed Circuit Board	2,500,486	8,859,263
Quanta Computer	8,985,000	17,656,081
Siliconware Precision Industries	3,291,000	3,427,844
Siliconware Precision Industries, ADR	233,630	1,200,858
SinoPac Financial Holdings	29,516,103	10,748,093
Taiwan Semiconductor Manufacturing	7,806,638	16,236,885
Taiwan Semiconductor Manufacturing, ADR	83,230	894,722
Tatung	27,522,000 [a]	6,572,957
Transcend Information	2,942,940	6,854,711
United Microelectronics	25,152,445	12,459,671
United Microelectronics, ADR	132,650	378,052
		144,555,770

TheFund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Thailand—1.9%
Bangkok Bank	1,646,160	8,004,814
Kasikornbank	2,319,100	9,282,537
PTT	707,200	7,228,740
		24,516,091
Turkey—.7%
Turk Sise ve Cam Fabrikalari	1 [a]	2
Turkcell Iletisim Hizmet	640,740	4,345,733
Turkcell Iletisim Hizmet, ADR	91,370	1,556,945
Turkiye Is Bankasi, Cl. C	904,051	3,498,622
		9,401,302
United Kingdom—1.1%
African Barrick Gold	1,354,320	10,954,214
JKX Oil & Gas	608,128	2,921,928
		13,876,142
United States—1.0%
iShares MSCI Emerging Markets Index Fund	271,050	12,137,619
Total Common Stocks
(cost $1,132,880,929)		1,230,006,581

Preferred Stocks—1.9%
Brazil
Braskem, Cl. A	514,300 [a]	5,456,151
Cia de Tecidos do Norte de Minas—Coteminas	973,648	2,555,358
Cia Energetica de Minas Gerais	783,957	13,030,896
Gerdau	56,400	641,432
Itau Unibanco Holding	135,900	3,110,974
Total Preferred Stocks
(cost $17,226,750)		24,794,811

	Number of
Rights—.1%	Rights		Value ($)
China
China Construction Bank, Cl. H	733,679	[a]	248,493
Industrial & Commercial Bank of China, Cl. H	1,327,590	[a]	435,971
Total Rights
(cost $0)			684,464

Total Investments (cost $1,150,107,679)	99.2%		1,255,485,856
Cash and Receivables (Net)	.8%		10,394,072
Net Assets	100.0%		1,265,879,928

ADR—American Depository Receipts
GDR—Global Depository Receipts

a Non-income producing security.
b The valuation of this security has been determined in good faith by management under the direction of the Board of
Directors.At November 30, 2010, the value of this security amounted to $63,150 or less than .01% of net assets.
c Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At November 30, 2010, this security had a market value of $5,257,700 or .4% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	22.4	Industrial	6.5
Energy	15.2	Utilities	5.1
Information Technology	14.9	Consumer Staples	4.6
Materials	10.6	Health Care	1.7
Telecommunication Services	10.5	Exchange Traded Funds	1.0
Consumer Discretionary	6.7		99.2

† Based on net assets.
See notes to financial statements.

TheFund 13

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	1,150,107,679	1,255,485,856
Cash		2,410,786
Cash denominated in foreign currencies	21,593,222	21,570,850
Receivable for investment securities sold		37,175,248
Dividends and interest receivable		2,658,254
Receivable for shares of Common Stock subscribed		1,872,209
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		970
Prepaid expenses		44,004
		1,321,218,177
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		2,023,477
Bank loan payable—Note 2		31,500,000
Payable for shares of Common Stock redeemed		12,020,615
Payable for investment securities purchased		9,305,787
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		2,631
Interest payable—Note 2		1,527
Accrued expenses		484,212
		55,338,249
Net Assets ($)		1,265,879,928
Composition of Net Assets ($):
Paid-in capital		1,188,174,440
Accumulated undistributed investment income—net		6,628,702
Accumulated net realized gain (loss) on investments		(34,310,903)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		105,387,689[a]
Net Assets ($)		1,265,879,928

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	581,951,389	705,112	31,787,717	651,435,710
Shares Outstanding	46,465,693	58,720	2,593,059	51,580,697
Net Asset Value Per Share ($)	12.52	12.01	12.26	12.63

a Net of $823,199 deferred capital gains country tax.
See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,677,411 foreign taxes withheld at source):
Unaffiliated issuers	11,633,594
Affiliated issuers	32,647
Interest	11,207
Total Income	11,677,448
Expenses:
Management fee—Note 3(a)	6,981,866
Shareholder servicing costs—Note 3(c)	1,484,614
Custodian fees—Note 3(c)	899,342
Distribution fees—Note 3(b)	99,626
Professional fees	81,294
Prospectus and shareholders’ reports	68,688
Directors’ fees and expenses—Note 3(d)	46,641
Registration fees	39,691
Loan commitment fees—Note 2	1,800
Interest expense—Note 2	1,598
Miscellaneous	32,880
Total Expenses	9,738,040
Less—reduction in fees due to earnings credits—Note 3(c)	(584)
Net Expenses	9,737,456
Investment Income—Net	1,939,992
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	62,769,919
Net realized gain (loss) on forward foreign currency exchange contracts	219,066
Net Realized Gain (Loss)	62,988,985
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	77,944,936
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	7,753
Net Unrealized Appreciation (Depreciation)	77,952,689
Net Realized and Unrealized Gain (Loss) on Investments	140,941,674
Net Increase in Net Assets Resulting from Operations	142,881,666

See notes to financial statements.

TheFund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2010	Year Ended
	(Unaudited)	May 31, 2010
Operations ($):
Investment income—net	1,939,992	7,594,198
Net realized gain (loss) on investments	62,988,985	70,647,035
Net unrealized appreciation
(depreciation) on investments	77,952,689	59,719,624
Net Increase (Decrease) in Net Assets
Resulting from Operations	142,881,666	137,960,857
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(6,761,877)
Class C Shares	—	(133,704)
Class I Shares	—	(3,134,864)
Total Dividends	—	(10,030,445)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	114,901,562	215,398,787
Class B Shares	209,819	558,739
Class C Shares	10,909,285	18,091,685
Class I Shares	346,250,699	261,322,938
Dividends reinvested:
Class A Shares	—	6,416,663
Class C Shares	—	103,766
Class I Shares	—	2,545,548
Cost of shares redeemed:
Class A Shares	(120,350,134)	(309,831,940)
Class B Shares	(154,219)	(1,609,273)
Class C Shares	(2,207,115)	(2,578,492)
Class I Shares	(73,329,830)	(110,919,343)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	276,230,067	79,499,078
Total Increase (Decrease) in Net Assets	419,111,733	207,429,490
Net Assets ($):
Beginning of Period	846,768,195	639,338,705
End of Period	1,265,879,928	846,768,195
Undistributed investment income—net	6,628,702	4,688,710

	Six Months Ended
	November 30, 2010	Year Ended
	(Unaudited)	May 31, 2010
Capital Share Transactions:
Class Aa
Shares sold	9,653,575	19,960,983
Shares issued for dividends reinvested	—	568,853
Shares redeemed	(9,831,927)	(27,678,728)
Net Increase (Decrease) in Shares Outstanding	(178,352)	(7,148,892)
Class Ba
Shares sold	18,014	53,940
Shares redeemed	(13,427)	(162,103)
Net Increase (Decrease) in Shares Outstanding	4,587	(108,163)
Class C
Shares sold	906,520	1,652,785
Shares issued for dividends reinvested	—	9,331
Shares redeemed	(187,200)	(236,792)
Net Increase (Decrease) in Shares Outstanding	719,320	1,425,324
Class I
Shares sold	28,538,560	22,945,358
Shares issued for dividends reinvested	—	224,277
Shares redeemed	(5,944,098)	(9,452,635)
Net Increase (Decrease) in Shares Outstanding	22,594,462	13,717,000

a During the period ended November 30, 2010, 1,691 Class B shares representing $19,989 were automatically converted to 1,626 Class A shares and during the period ended May 31, 2010, 62,531 Class B shares representing
$622,738 were automatically converted to 60,229 Class A shares.

See notes to financial statements.

TheFund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2010			Year Ended May 31,
Class A Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	10.89	9.16	19.45	23.41	23.06	19.50
Investment Operations:
Investment income—net[a]	.02	.09	.13	.17	.17	.21
Net realized and unrealized
gain (loss) on investments	1.61	1.76	(6.63)	2.77	6.53	6.33
Total from
Investment Operations	1.63	1.85	(6.50)	2.94	6.70	6.54
Distributions:
Dividends from
investment income—net	—	(.12)	(.34)	(.23)	(.11)	(.31)
Dividends from net realized
gain on investments	—	—	(3.45)	(6.67)	(6.24)	(2.67)
Total Distributions	—	(.12)	(3.79)	(6.90)	(6.35)	(2.98)
Net asset value,
end of period	12.52	10.89	9.16	19.45	23.41	23.06
Total Return (%)[b]	14.97[c]	20.14	(26.58)	12.08	32.36	34.52
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	1.82[d]	1.77	2.01	1.78	1.81	1.81
Ratio of net expenses
to average net assets	1.82[d]	1.76	2.00	1.77	1.81	1.80
Ratio of net investment income
to average net assets	.37[d]	.79	1.28	.79	.75	.94
Portfolio Turnover Rate	31.15[c]	70.17	58.57	52.37	49.56	50.00
Net Assets, end of period
($ x 1,000)	581,951	508,118	492,958	907,634	1,138,916	1,352,639

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2010			Year Ended May 31,
Class B Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	10.50	8.83	18.76	22.81	22.67	19.21
Investment Operations:
Investment income (loss)—net[a]	(.04)	.03	.05	(.02)	.02	.04
Net realized and unrealized
gain (loss) on investments	1.55	1.64	(6.39)	2.68	6.36	6.23
Total from Investment Operations	1.51	1.67	(6.34)	2.66	6.38	6.27
Distributions:
Dividends from
investment income—net	—	—	(.14)	(.04)	—	(.14)
Dividends from net realized
gain on investments	—	—	(3.45)	(6.67)	(6.24)	(2.67)
Total Distributions	—	—	(3.59)	(6.71)	(6.24)	(2.81)
Net asset value, end of period	12.01	10.50	8.83	18.76	22.81	22.67
Total Return (%)[b]	14.38[c]	18.91	(27.11)	11.07	31.36	33.53
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.81[d]	2.71	2.79	2.65	2.55	2.57
Ratio of net expenses
to average net assets	2.81[d]	2.71	2.78	2.64	2.55	2.57
Ratio of net investment income
(loss) to average net assets	(.66)[d]	.32	.43	(.08)	.08	.16
Portfolio Turnover Rate	31.15[c]	70.17	58.57	52.37	49.56	50.00
Net Assets, end of period
($ x 1,000)	705	568	1,434	3,623	4,146	4,151

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

TheFund 19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2010			Year Ended May 31,
Class C Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	10.70	9.06	18.80	22.89	22.72	19.25
Investment Operations:
Investment income (loss)—net[a]	(.03)	.01	.06	(.02)	.03	.05
Net realized and unrealized
gain (loss) on investments	1.59	1.74	(6.35)	2.69	6.38	6.24
Total from Investment Operations	1.56	1.75	(6.29)	2.67	6.41	6.29
Distributions:
Dividends from
investment income—net	—	(.11)	(.00)[b]	(.09)	—	(.15)
Dividends from net realized
gain on investments	—	—	(3.45)	(6.67)	(6.24)	(2.67)
Total Distributions	—	(.11)	(3.45)	(6.76)	(6.24)	(2.82)
Net asset value, end of period	12.26	10.70	9.06	18.80	22.89	22.72
Total Return (%)[c]	14.58[d]	19.25	(27.07)	11.05	31.43	33.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.60[e]	2.56	2.73	2.66	2.52	2.53
Ratio of net expenses
to average net assets	2.60[e]	2.56	2.72	2.65	2.52	2.52
Ratio of net investment income
(loss) to average net assets	(.49)[e]	.09	.59	(.07)	.14	.20
Portfolio Turnover Rate	31.15[d]	70.17	58.57	52.37	49.56	50.00
Net Assets, end of period
($ x 1,000)	31,788	20,054	4,063	8,106	8,852	8,092

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2010			Year Ended May 31,
Class I Shares	(Unaudited)	2010	2009	2008[a]	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	10.97	9.23	19.49	23.50	23.14	19.55
Investment Operations:
Investment income—net[b]	.02	.13	.18	.22	.39	.31
Net realized and unrealized
gain (loss) on investments	1.64	1.75	(6.67)	2.76	6.41	6.33
Total from Investment Operations	1.66	1.88	(6.49)	2.98	6.80	6.64
Distributions:
Dividends from
investment income—net	—	(.14)	(.32)	(.32)	(.20)	(.38)
Dividends from net realized
gain on investments	—	—	(3.45)	(6.67)	(6.24)	(2.67)
Total Distributions	—	(.14)	(3.77)	(6.99)	(6.44)	(3.05)
Net asset value, end of period	12.63	10.97	9.23	19.49	23.50	23.14
Total Return (%)	15.13[c]	20.30	(26.40)	12.19	32.78	35.00
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.62[d]	1.61	1.80	1.64	1.48	1.47
Ratio of net expenses
to average net assets	1.62[d]	1.61	1.79	1.63	1.48	1.46
Ratio of net investment income
to average net assets	.37[d]	1.12	1.58	1.01	1.79	1.33
Portfolio Turnover Rate	31.15[c]	70.17	58.57	52.37	49.56	50.00
Net Assets, end of period
($ x 1,000)	651,436	318,028	140,884	323,417	346,254	49,236

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

TheFund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assis-

TheFund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	1,242,600,623	63,150	—	1,242,663,773
Exchange Traded
Funds	12,137,619	—	—	12,137,619
Rights†	684,464	—	—	684,464
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	970	—	970
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(2,631)	—	(2,631)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at November 30, 2010.The remaining portion of ASU

TheFund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended May 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

TheFund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $70,760,053 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2010. If not applied, the carryover expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2010 was as follows: ordinary income $10,030,445. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2010 was approximately $222,400, with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended November 30, 2010, the Distributor retained $23,840 from commissions earned on sales of the fund’s Class A shares and $161 and $13,584 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended November 30, 2010, Class B and Class C shares were charged $2,424 and $97,202, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2010, Class A, Class B and Class C shares were charged $719,927, $808 and $32,400, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2010, the fund was charged $84,014 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

TheFund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2010, the fund was charged $10,652 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $584.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2010, the fund was charged $899,342 pursuant to the custody agreement.

During the period ended November 30, 2010, the fund was charged $3,345 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,377,095, Rule 12b-1 distribution plan fees $20,085, shareholder services plan fees $131,560, custodian fees $446,035, chief compliance officer fees $1,152 and transfer agency per account fees $47,550.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended November 30, 2010, redemption fees charged and retained by the fund amounted to $85,363.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2010, amounted to $617,474,199 and $327,148,336, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited

TheFund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

to the unrealized gain on each open contract.The following summarizes open forward contracts at November 30, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Hong Kong Dollar,
expiring 12/1/2010	14,434,624	1,857,940	1,858,910	970
Sales:		Proceeds ($)
South African Rand,
expiring 12/1/2010	1,894,918	264,532	267,163	(2,631)
Gross Unrealized
Appreciation				970
Gross Unrealized
Depreciation				(2,631)

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2010:

Value ($)
Forward Contracts	2,342,072

At November 30, 2010, accumulated net unrealized appreciation on investments was $105,378,177, consisting of $157,285,459 gross unrealized appreciation and $51,907,282 gross unrealized depreciation.

At November 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

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Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc. By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: January 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: January 24, 2011

By: /s/ James Windels
James Windels, Treasurer
Date: January 24, 2011

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EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

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